UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 19, 2009

(Date of earliest event reported)

ENTEROMEDICS INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-33818

Delaware	48-1293684
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2800 Patton Road, St. Paul, Minnesota 55113

(Address of principal executive offices, including zip code)

(651) 634-3003

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Furnished herewith as Exhibit 99.1 and incorporated by reference herein is the text of EnteroMedics Inc.’s press release regarding its financial results for the nine months ended September 30, 2009.

The information furnished herewith pursuant to Item 2.02 of this Current Report and in Exhibit 99.1 hereto is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 19, 2009, EnteroMedics Inc. (the “Company”) received a notice from The Nasdaq Stock Market (“Nasdaq”) advising that for the last ten consecutive business days, the market value of the Company’s listed securities had been below the minimum $50,000,000 requirement for continued listing on The Nasdaq Global Market pursuant to Nasdaq Listing Rule 5450(b)(2)(A) (the “MVLS Rule”). Nasdaq further advised the Company that in accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has a grace period of 90 calendar days, or until January 19, 2010, to regain compliance with the MVLS Rule. Nasdaq will deem the Company to have regained compliance with the MVLS Rule if at any time during this grace period the Company’s Market Value of Listed Securities (the “MVLS”) closes at $50,000,000 or more for a minimum of ten consecutive business days. The Company intends to actively monitor its MVLS between now and January 19, 2010, and will consider available options to resolve the deficiency and regain compliance with the MVLS Rule. In the event that the Company is unable to regain compliance with the MVLS Rule prior to January 19, 2010, the Company will apply to transfer its common stock to The Nasdaq Capital Market or appeal any delisting notice.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following information is being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Exhibit No.	Description

99.1	Press Release dated October 23, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTEROMEDICS INC.

By:	/s/ Greg S. Lea
Greg S. Lea
Senior Vice President and Chief Financial Officer

Date: October 23, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 23, 2009.